STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT ("Agreement") is made as of this 9th day of April, 1996, by and among Canton Financial Services Corporation, a Nevada Corporation ("Canton") and Terrace Auto Supercenter Inc., a Florida Corporation (Terrace").

                                    PREMISES

         WHEREAS, Terrace is in need of capital for its operations and settlement of debt and is willing to exchange free-trading shares of its authorized common stock in exchange for such consideration and assistance; and

         WHEREAS, Canton is able and desires to provide Terrace with such funds and assistance as of this date in exchange for free-trading shares of Terrace's common stock.

                                    AGREEMENT

         IN CONSIDERATION of the mutual promises contained herein, the benefits to be derived by each party hereunder and other good and valuable consideration, the sufficiency of which is hereby expressly acknowledged, and the above provisions being incorporated herein, Canton and Terrace agree as follows:

         1. SALE OF STOCK. Upon the terms and conditions herein contained, Canton agrees to acquire from Terrace Fifty Percent (50%) of Terrace's authorized common stock (the "Stock") in exchange for Canton providing Terrace with the sum of not less than $50,000. The Stock shall be "free-trading" stock, immediately transferrable by Canton.

          2. DELIVERY AT CLOSING. Upon execution hereof ("Closing"), the certificates for the shares of Stock to be issued hereunder shall be delivered to Canton not later than 14 days thereafter.

          3. REPRESENTATIONS AND WARRANTIES OF CANTON. Canton hereby represents and warrants to Terrace that:

          A. AUTHORITY. This Agreement has been duly executed by Canton and the execution and performance of this Agreement will not violate or result in a breach of; or constitute a default in any agreement, instrument, judgment, order or decree to which Canton is a party or to which Terrace is a subject.

         B. ACCESS TO INFORMATION. Canton (I) has received and reviewed this Agreement, (ii) has reviewed this Agreement with its attorney, accountants or other agents, and has been given access to all other information relating thereto that it has requested; (iii) in evaluating the suitability of an investment in Terrace, Canton has not relied upon any representation or other information (whether oral or written) other than as set forth in this Agreement; and (iv) Canton has been offered the opportunity to discuss this investment with representatives of Terrace and to ask questions of them.

          C. KNOWLEDGE OF RISKS. Canton recognizes that this investment in Terrace involves certain risks and it has taken full cognizance of; and understands all of, the risks related to the acquisition of the Stock.

          4. REPRESENTATION AND WARRANTIES OF TERRACE. Terrace hereby represents and warrants to Canton that:

         A AUTHORITY. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by Terrace.

         B.SECURITIES COMPLIANCE. The Stock is being acquired by Canton in reliance upon Terrace's representation that such shares are freely transferable by Canton. Terrace ftirther represents and warrants that this issuance is not pursuant to a public offering, that this issuance is a private offering and sale, and that the issuance is upon an applicable exemption from the federal and state securities laws.

         C. DILUTION PREVENTION. Terrace will not issue shares of common stock to any other person without the issuance of flirther shares to Canton to prevent dilution of Canton's 50% ownership position. Terrace will issue to Canton that number of shares that equals 50% of the shares issued to the new shareholder. The 50% described above does not include any other shares of Terrace acquired by Canton, Canton's employees, consultants, affiliates, control persons or subsidiaries pursuant to other agreements or transactions.

         5.   MISCELLANEOUS

          A. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto regarding the transactions set forth herein and no other prior written or oral statement or agreement shall be recognized or enforced.

          B. SEVERABILITY. If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in flill force and effect and the clauses and provision which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

          C. ASSIGNMENT. Neither party may assign this Agreement without the express written consent of the other party, however, any such Assignment shall be binding on and inure to the benefit of such successors of any party.

          D. APPLICABLE LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Utah.

         E. VENUE & JURISDICTION. The parties agree to the personal and subject matter jurisdiction, and venue in the federal and state courts in Salt Lake County, Utah with respect to all such disputes arising from the Agreement to the extent legally permissible. This provision is being agreed upon because of the parties mutual desire to remove uncertainty as to such matters and the location in Salt Lake County of one of the parties.

         F. ATTORNEY'S FEES. If any legal action or other proceeding (non exclusively including arbitration) is brought for the enforcement of or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of a dispute among the parties hereto, any successful or prevailing party will be entitled to recover reasonable attorney's fees (including for appeals and collection) and other expenses incurred in such action or proceedings, in addition to any other relief to which such party may be entitled.

          G. COUNTERPARTS. It is understood and agreed that this Agreement may be executed in any number of identical counterparts, each of which may be deemed an original for all purposes.

          H. FACSIMILE COUNTERPARTS. If a party signs this Agreement and transmits an electronic facsimile of the signature page to the other party, the party who receives the facsimile transmission may rely upon the electronic facsimile as a signed original of this Agreement.

          I. NOTICES. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered to an officer of either party when deposited in the United States mails for transmittal by certified, registered or express mail, postage prepaid, or when sent by facsimile transmission, provided that the communication is addressed:

         (I)  if to Canton:         Canton Financial Services Corporation
                                    268 West 400 South, Suite 301
                                    Salt Lake City, Utah 84101

         (ii) if to Terrace:        Terrace Auto Supercenter, Inc.
                                    4422 Kelly Road
                                    Tampa, Florida 33615



or to such other person or address as designated by the parties to receive notice.

         J. MUTUAL COOPERATION. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and tirther documents and take such other and further actions as may be necessary or convenient to effect the transactions described herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

Canton Financial Services Corporation      Terrace Auto Supercenter Incorporated
         a Utah Corporation                             a Florida Corporation


         BY /S/ STEVEN CHRISTENSEN                       BY: /S / R. STEWART
         President                                       President